UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):       December 20, 2007
Dana Corporation

(Exact name of registrant as specified in its charter)

Virginia	1-1063	34-4361040

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4500 Dorr Street, Toledo, Ohio		43615

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:       (419) 535-4500
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On December 20, 2007, Dana Corporation (Dana) filed its unaudited Monthly Operating Report for the month ended November 30, 2007 with the United States Bankruptcy Court for the Southern District of New York (the Bankruptcy Court) (In re Dana Corporation, et al., Case No. 06-10354 (BRL)). A copy of this report is contained in the attached Exhibit 99.1.
     The Monthly Operating Report was prepared solely for the purpose of complying with the monthly reporting requirements of, and is in a format acceptable to, the Office of the United States Trustee, Southern District of New York, and it should not be relied upon for investment purposes. The Monthly Operating Report is limited in scope and covers a limited time period. The financial information that it contains is unaudited.
     The financial statements in the Monthly Operating Report are not prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The Monthly Operating Report presents condensed financial information of Dana and its debtor and non-debtor subsidiaries, with Dana Credit Corporation (DCC) accounted for on an equity basis, rather than on a consolidated basis as required by GAAP.
     Readers should not place undue reliance upon the financial information in the Monthly Operating Report, as there can be no assurance that such information is complete. The Monthly Operating Report may be subject to revision. The information in the Monthly Operating Report should not be viewed as indicative of future results.
     Additional information about Dana’s filing under the Bankruptcy Code, including access to court documents and other general information about the Chapter 11 cases, is available online at http://www.dana.com/reorganization.
     The Monthly Operating Report is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by Regulation FD.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Dana Corporation’s Monthly Operating Report for Dana Corporation and its Affiliated Debtors for the Month of November 2007 (furnished but not filed)

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dana Corporation

(Registrant)

Date: December 20, 2007	By:	/s/ Kenneth A. Hiltz

Kenneth A. Hiltz Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Dana Corporation’s Monthly Operating Report for Dana Corporation and its Affiliated Debtors for the Month of November 2007 (furnished but not filed)

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